SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                        Date of Report November 14, 2002
                        (Date of earliest event reported)

                          Commission File No. 33-95538

                         SALTON SEA FUNDING CORPORATION
             (Exact name of registrant as specified in its charter)

                                   47-0790493
                        (IRS Employer Identification No.)

(Exact name of                   (State or other
Registrants                      jurisdiction of       (I.R.S. Employer
as specified in                 incorporation or        Identification No.)
their charters)                    organization)

Salton Sea Brine Processing L.P.      California             33-0601721
Salton Sea Power Generation L.P.      California             33-0567411
Fish Lake Power LLC                   Delaware               33-0453364
Vulcan Power Company                  Nevada                 95-3992087
CalEnergy Operating Corporation       Delaware               33-0268085
Salton Sea Royalty LLC                Delaware               47-0790492
VPC Geothermal LLC                    Delaware               91-1244270
San Felipe Energy Company             California             33-0315787
Conejo Energy Company                 California             33-0268500
Niguel Energy Company                 California             33-0268502
Vulcan/BN Geothermal Power Company    Nevada                 33-3992087
Leathers, L.P.                        California             33-0305342
Del Ranch, L.P.                       California             33-0278290
Elmore, L.P.                          California             33-0278294
Salton Sea Power LLC                  Delaware               47-0810713
CalEnergy Minerals LLC                Delaware               47-0810718
CE Turbo LLC                          Delaware               47-0812159
CE Salton Sea Inc.                    Delaware               47-0810711
Salton Sea Minerals Corp.             Delaware               47-0811261

 302 S. 36th Street, Suite 400-A, Omaha, NE  68131
            (Address of principal executive offices and Zip Code of
                        Salton Sea Funding Corporation)

               Salton Sea Funding Corporation's Telephone Number,
                      including area code: (402) 341-4500

                                      N/A
          (Former name or former address, if changed since last report)

         Item 9.  Regulation FD Disclosure

The Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2002, filed on November 14, 2002, by Salton Sea Funding Corporation was accompanied by certifications by the President, Edward J. Heinrich and Vice President and Controller, Joseph M. Lillo pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

A copy of each of the certifications is attached hereto as an Exhibit (99.1 and 99.2).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Salton Sea Funding Corporation



                                            By:    /s/ Douglas L. Anderson
                                                   Douglas L. Anderson
                                                   Vice President

Dated:  November 14, 2002

                                 EXHIBITS INDEX

Exhibit
Number            Exhibit

99.1 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (chief executive officer).

99.2 Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (chief financial officer).

                                                                   Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I, Edward J. Heinrich, President of Salton Sea Funding Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:   November 14, 2002




                                            /s/  Edward J. Heinrich
                                            Edward J. Heinrich
                                            President
                                            (chief executive officer)

                                                                   Exhibit 99.2

                            CERTIFICATION PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

I,  Joseph M.  Lillo,  Vice  President  and  Controller  of Salton  Sea  Funding
Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that to the best of my knowledge:

     (1) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Dated:   November 14, 2002



                                                /s/  Joseph M. Lillo
                                                Joseph M. Lillo
                                                Vice President and Controller
                                                (chief financial officer)